Statements of comprehensive income (loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Income
Net realized gains (losses) on redemptions and sales of gold bullion	$ 324	$ 6,945
Change in unrealized gains (losses) on gold bullion (note 6)	(60,006)	(184,975)
Other income	37
	(59,645)	(178,030)
Expenses
Management fees (note 8)	19,274	16,795
Bullion storage fees	1,451	1,290
Sales tax	1,193	1,096
Listing and regulatory filing fees	286	165
Unitholder reporting costs	190	200
Administrative fees	186	195
Legal fees	123	97
Audit fees	95	103
Net foreign exchange losses (gains)	11
Independent Review Committee fees	10	15
Trustee fees	4	4
Custodial fees	2	4
	22,825	19,964
Net income (loss) and comprehensive income (loss)	$ (82,470)	$ (197,994)
Weighted average number of Units	385,920,497	333,582,565
Increase (decrease) in total equity from operations per Unit	$ (0.21)	$ (0.59)